SELIGMAN
      -------------


     COMMUNICATIONS
    AND INFORMATION
         FUND, INC.

                                 Mid-Year Report

                                  June 30, 1999

                        SEEKING CAPITAL GAIN BY INVESTING

                          IN COMPANIES OPERATING IN THE

                                 COMMUNICATIONS,

                                INFORMATION, AND

                               RELATED INDUSTRIES



                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED

                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

[PHOTO OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS

To the Shareholders                                      1
Interview With Your Portfolio Manager                    2
Performance Overview                                     5
Portfolio Overview                                       7
Portfolio of Investments                                 9
Statement of Assets and Liabilities                     12
Statement of Operations                                 13
Statements of Changes in Net Assets                     14
Notes to Financial Statements                           15
Financial Highlights                                    19
Report of Independent Auditors                          21
Board of Directors                                      22
Executive Officers and For More Information             23
Glossary of Financial Terms                             24

TO THE SHAREHOLDERS

During the first six months of 1999, Seligman Communications and Information Fund posted a total return of 15.65% based on the net asset value of Class A shares. While the Fund outperformed the 12.38% total return posted by the Standard & Poor's 500 Composite Stock Price Index (S&P 500), it lagged the 33.18% total return posted by the Fund's peers, as measured by the Lipper Science and Technology Funds Average. A full discussion with your Portfolio Manager regarding the Fund's results begins on page 2.

During the past six months, your Fund remained committed to its straightforward strategy of seeking value and focusing on fundamentals. At the beginning of the period, this approach hurt the Fund's performance relative to its Lipper benchmark as investors continued to pursue richly valued Internet stocks. However, toward the end of the period, this trend began a significant reversal and the Fund's relative performance improved markedly. Investors have begun to question the valuations in this sector and are instead pursuing technology stocks with strong fundamentals. We believe that this trend will continue and that your Fund is well positioned to benefit in this new environment.

The overall economic environment of the past six months has been supportive for common stocks in general. Inflation remained benign, corporate profits were strong, and the global economy continued to recover, which should begin to lift some of the pressure for world economic growth off the US. During this time, the US economy entered its ninth year of expansion, with the pace of growth remarkably strong.

The robust US economy, coupled with improved business prospects in most of the rest of the world, caused the Federal Reserve Board to announce in May that it was leaning toward a tighter monetary policy. Thus, market participants were not surprised when the Fed increased the federal funds rate by 25 basis points on June 30. However, markets did not expect the Fed to also announce that it was changing its bias from tightening to neutral. This news immediately pushed the Dow Jones Industrial Average 155 points higher and the 30-year Treasury bond yield back below 6%. Since then, however, fears of additional interest rate hikes have surfaced, sending the market averages lower and the 30-year Treasury bond yield above 6%.

We believe that the outlook for the technology sector remains bright. Improved global growth and a worldwide focus on competitiveness and productivity favor technology spending and, ultimately, share-price appreciation. Although the sector will continue to experience volatility over the short term, we believe that the long-term trend will be positive.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals, and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

Thank you for your continued support of Seligman Communications and Information Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                 /s/ Brian T. Zino
                                 -----------------
                                 Brian T. Zino
                                 President

August 6, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q: HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM DURING THE FIRST SIX MONTHS OF 1999?

A: Seligman Communications and Information Fund posted a total return of 15.65% based on the net asset value of Class A shares. The Fund outperformed the 12.38% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), but lagged the 33.18% total return of its peers, as measured by the Lipper Science and Technology Funds Average.

Q:  WHAT FACTORS INFLUENCED THE FUND'S INVESTMENT RESULTS?

A: Within the first half of the Fund's fiscal year, investors became increasingly concerned that corporations would reduce spending for new software as they prepared for Y2K. This sentiment adversely affected the computer software sector, which was the Fund's largest sector weighting. In addition, a number of the Fund's holdings within the subsectors of mechanical design software and integrated circuit design software had disappointing fundamental results. The underperformance of this sector as a whole was one of the reasons the Fund lagged its peer group during the past six months.

    During the first four months of the fiscal year, Internet stocks continued to move to higher, and sometimes staggering heights. The ongoing Internet rally penalized relative performance since the Fund has avoided companies whose main business is the Internet. We believe in the long-term viability and importance of the Internet, yet valuations for these companies have risen to levels that are difficult to justify. In an effort to gain exposure to this sector, we invested in numerous software, data networking, and semiconductor manufacturers whose products comprise the physical infrastructure of the Internet. These stocks have done well but do not have the volatility -- or the outsized recent returns -- of Internet stocks.

    In May and June, the Internet rally lost some momentum as investors questioned the high valuations of this group. During these two months, prices for many of these stocks moved significantly lower, and the Fund's relative performance began to improve. We believe that the market's increased focus on fundamentals will continue and the Fund's long-term strategy of searching for value in the market will be rewarded.


[PHOTOGRAPH OMITTED]

WEST COAST TECHNOLOGY TEAM: (STANDING FROM LEFT) MARIANNE HARLOW (ADMINISTRATIVE ASSISTANT), PAUL WICK (PORTFOLIO MANAGER), (SEATED) PAUL KRIEGER, PATRICK RENDA

[PHOTOGRAPH OMITTED]

EAST COAST TECHNOLOGY TEAM: (STANDING FROM LEFT) LAWRENCE ROSSO, KEI YAMAMOTO, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), (SEATED) STORM BOSWICK

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

    Meanwhile, the Fund's media holdings generated strong absolute returns during the first half of the year, but they generally underperformed the broad technology indices. The Fund's overweighting in this area contributed to its underperformance relative to its peer group. However, we believe that fundamentals for these stocks remain strong and that, at current valuations, the sector remains an attractive long-term opportunity.

    Since April, the Fund's relative performance has been improving. The Internet sector has weakened recently in response to decelerating growth, high valuations, and a flood of new Internet IPOs (initial public offerings). At the same time, the technology rally has broadened considerably since April, with small- and mid-cap technology stocks outpacing the gains of larger companies.

Q:  WHAT FUNDAMENTAL FACTORS CONTRIBUTED TO THE FUND'S RESULTS?

A: The fundamentals underlying the technology industry remain strong. Earnings have generally been improving throughout the industry since July 1998, and positive earnings surprises have significantly outnumbered negative ones in the first and second quarters of 1999.


--------------------------------------------------------------------------------
    A TEAM APPROACH

    Seligman Communications and Information Fund is managed by the Seligman Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit with the management of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy/sell policies are followed.
--------------------------------------------------------------------------------

    Aided by continued strong economic growth in the US and the beginnings of recovery in Asia, we believe that the global semiconductor industry is now in the early stages of a robust up-cycle. In addition, other key industries like wireless communications, networking, personal computers, and the Internet have all enjoyed solid year-over-year growth, and we believe that this will continue.

Q:  WHAT ARE YOUR EXPECTATIONS REGARDING Y2K?

A: When we began fiscal year 1999, we were concerned that corporations, which had been spending heavily on technology in 1998, would begin to reduce expenditures due to Y2K issues and companies would avoid making new technology investments just prior to Y2K.

    Six months later, we are less concerned for a few reasons. First, most American companies are ahead of schedule in terms of Y2K compliance. Second, it does not appear that corporations spent the majority of their technology budgets for the year within the first six months. And third, most companies are reporting that they will not significantly reduce technology spending in the second half of 1999, ahead of Y2K. While we will, of course, be watching Y2K-related issues closely, we do not believe that Y2K will disrupt spending patterns for the year.

Q: WHICH SECTORS APPEAR TO HAVE THE GREATEST APPRECIATION POTENTIAL IN THE SECOND HALF OF 1999 AND INTO 2000?

A: We are optimistic regarding the prospects for information services companies and enterprise software vendors. Both areas have underperformed the technology indices year to date as investors have feared Y2K-related disruptions in these two sectors. However, we see only minor effects from Y2K on most of these companies and valuations appear modest on both a relative and an absolute basis. Therefore, we have significantly increased the Fund's exposure to these two sectors.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q:  DO YOU HAVE ANY PARTICULAR CONCERNS PERTAINING TO THE SECOND HALF OF THE
    YEAR?

A: Yes, two in particular. First, we are concerned about the high absolute and relative stock valuations that prevail in many areas of the technology industry. In addition to the well-publicized high valuations of Internet companies, many other technology companies trade at lofty valuations relative to earnings and revenues, especially larger-capitalization companies. For this reason, we continue to favor mid-cap technology stocks.

    Our other concern relates to new-issue activity. The IPO market year to date has been the largest and most speculative since the first half of 1996. We believe that insiders and venture capital investors will begin to take some profits, which will likely lead to price declines for some recent IPOs. We have taken defensive steps that we believe will protect the Fund in such a scenario.

Q:  WHAT IS YOUR OVERALL OUTLOOK FOR THE FUND?

A: We are cautiously optimistic regarding the Fund's prospects for the second half of the year. Valuations in the technology industry may be high, but we have positioned the Fund in reasonably valued companies with healthy fundamentals. Given the recent slide in Internet stocks and the improved performance of small- and mid-cap technology stocks, we are hopeful that our approach to stock selection is back in favor.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1999

                                                                                      AVERAGE ANNUAL
                                                           -------------------------------------------------------------------
                                  CLASS C                                                              CLASS B       CLASS D
                                   SINCE                                                                SINCE         SINCE
                                 INCEPTION       SIX           ONE          FIVE           10         INCEPTION     INCEPTION
                                 5/27/99*      MONTHS*        YEAR          YEARS         YEARS        4/22/96       5/3/93
                               ------------  ----------     --------      --------      --------    ------------  ------------
CLASS A**
With Sales Charge                   n/a         10.17%        33.38%        32.52%        25.18%          n/a           n/a
Without Sales Charge                n/a         15.65         40.01         33.82         25.79           n/a           n/a

CLASS B**
With CDSC+                          n/a         10.24         34.01           n/a           n/a         24.86%          n/a
Without CDSC                        n/a         15.24         39.01           n/a           n/a         25.43           n/a

CLASS C**
With Sales Charge and CDSC        10.51%          n/a           n/a           n/a           n/a           n/a           n/a
Without Sales Charge and CDSC     12.62           n/a           n/a           n/a           n/a           n/a           n/a

CLASS D**
With 1% CDSC                        n/a         14.25         38.00           n/a           n/a           n/a           n/a
Without CDSC                        n/a         15.25         39.00         32.78           n/a           n/a         31.22%

LIPPER SCIENCE & TECHNOLOGY
  FUNDS AVERAGE***                 12.12^       33.18         68.63         36.83         26.92         33.25++       32.63+++

S&P 500***                          5.55^       12.38         22.76         27.87         18.78         28.57++       22.92+++


NET ASSET VALUE                                                                         CAPITAL GAIN INFORMATION
                  JUNE 30, 1999   DECEMBER 31, 1998   JUNE 30, 1998                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                  -------------  ------------------- --------------
Class A               $35.54            $30.73           $25.72
Class B                33.13             28.75            24.17                         REALIZED               $5.312^^
CLASS C                33.10               N/A              N/A                         UNREALIZED              6.120^^^
Class D                33.10             28.72            24.15


   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Science & Technology Funds Average is an average of 73 science and technology funds and excludes the effect of the sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The S&P 500 is an unmanaged index that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 3% since inception. ++ From April 30, 1996.
 +++ From April 30, 1993.
   ^ From May 31, 1999.

  ^^ Excludes $1.533 per share of net gain realized in November and December
     1998, payable in 1999.
 ^^^ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1999.

Performance Overview
Growth of an Assumed $10,000 Investment

CLASS A SHARES

JUNE 30, 1989 TO JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]

"6/30/89"          9529* Initial Amount Invested

                  10703

                  10466

                  11035

"6/30/90"         11936

                   8219

                   9307

                  12581

"6/30/91"         11112

                  12749

                  14417

                  14891

"6/30/92"         13383

                  13433

                  16913

                  17147

"6/30/93"         19292

                  22276

                  22854

                  23858

"6/30/94"         22020

                  28571

                  30921

                  35269

"6/30/95"         45768

                  51808

                  44336

                  41957

"6/30/96"         42017

                  44598

                  49628

                  48341

"6/30/97"         56658

                  70738

                  61016

                  68942

"6/30/98"         67499

                  56319

                  81716

                  81530

"6/30/99"         94507




CLASS B SHARES

APRIL 22, 1996+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]

4/22/96     10000

            10544

            10558

6/30/96      9372

             8554

             9228

             9930

             9833

            11283

12/31/96    11029

           12317

           11483

           10722

           11039

           12458

6/30/97    12546

           14384

           15111

           15632

           14038

           14039

12/31/97   13451

           13488

           15431

           15168

           15768

           14358

6/30/98    14818

           14469

           11268

           12341

           13935

           15426

12/31/98   17875

           18796

           16750

           17801

           18124

           18460

6/30/99    20599



CLASS C SHARES

MAY 27, 1999+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]

5/27/99  9900

6/3/99   10210

6/10/99  10365

6/17/99  10729

6/24/99  10675

6/30/99  11150



CLASS D SHARES

MAY 3, 1993+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]

"5/3/93"     10000

             10000

"6/30/93"    11471

             13186

             13489

             14036

"6/30/94"    12922

             16740

             18067

             20571

"6/30/95"    26641

             30108

             25722

             24288

"6/30/96"    24288

             25722

             28570

             27774

"6/30/97"    32487

             40486

             34817

             39266

"6/30/98"    38376

             31956

             46285

             46108

"6/30/99"    53344



These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

--------------------------------------------------------------------------------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 3% or 1% CDSC for Class B or Class C shares, respectively.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 1999

                                                                                                             PERCENT OF NET ASSETS
                                                                                                          ------------------------
                                                                                                            JUNE 30, DECEMBER 31,
                                                             ISSUES         COST                VALUE          1999      1998
                                                            --------    --------------      --------------   --------   -------
STOCKS AND CONVERTIBLE ISSUES:
  Communications Infrastructure                                 15      $  404,089,887      $  453,887,756       6.6       4.6
  Communications Services                                        7         281,836,609         314,490,844       4.5       6.3
  Computer and Business Services                                 9         249,355,696         268,918,654       3.9       2.3
  Computer Hardware/Peripherals                                 17         802,463,187         920,618,422      13.3      16.7
  Computer Software                                             27       1,201,355,096       1,415,115,339      20.5      24.7
  Contract Manufacturing/Circuit Boards                          5         287,095,022         291,548,632       4.2       5.2
  Electronics Capital Equipment                                 13         669,309,122         886,145,157      12.8       7.2
  Internet/On-Line                                              20         116,449,415         189,629,500       2.7        --
  Media                                                         14         868,237,053       1,217,961,737      17.6      17.2
  Semiconductors                                                11         463,191,541         609,197,250       8.8      14.2
                                                              ----     ---------------     ---------------    ------    ------
                                                               138       5,343,382,628       6,567,513,291      94.9      98.4
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES                                  4         349,743,641         349,743,641       5.1       1.6
                                                              ----     ---------------     ---------------    ------    ------
NET ASSETS                                                     142      $5,693,126,269      $6,917,256,932     100.0     100.0
                                                              ====     ===============     ===============    ======    ======


LARGEST INDUSTRIES
JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]

COMPUTER SOFTWARE               20.5%    $1,415,115,339
MEDIA                           17.6%    $1,217,961,737
COMPUTER HARDWARE/PERIPHERALS   13.3%    $  920,618,422
ELECTRONICS CAPITAL EQUIPMENT   12.8%    $  886,145,157
SEMICONDUCTORS                  8.8%    $  609,197,250

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

                                          SHARES
                                --------------------------
                                               HOLDINGS
ADDITIONS                         INCREASE      6/30/99
---------                       ------------  ------------
Adaptec .....................     3,000,000     3,000,000
American Power
  Conversion ................     3,193,000     6,500,000(1)
BMC Software ................     1,700,000     1,700,000
Gilat Satellite Networks ....     1,100,000     1,100,000
KLA-Tencor ..................     2,100,000     2,100,000
MediaOne Group ..............       800,000     3,400,000
Novellus Systems ............     1,300,000     1,300,000
Seagate Technology ..........     1,500,000     1,500,000
Tellabs .....................       500,000     1,000,000(2)
Veeco Instruments ...........     1,200,000     1,200,000

                                          SHARES
                                --------------------------
                                                HOLDINGS
REDUCTIONS                         INCREASE      6/30/99
----------                       ------------  ------------
Advanced Micro Devices ......     3,100,000            --
CBS .........................     2,550,000     4,000,000
Electronic Arts .............     1,700,000     2,100,000
EMC .........................     3,200,000(3)         --
First Data ..................     2,500,000            --
Intel .......................     1,600,000(4)         --
Lexmark International
  Group (Class A) ...........     1,200,000       500,000(5)
Network Associates ..........     4,000,000            --
PLATINUM Technology
  International .............     3,550,000            --
Teradyne ....................     1,350,000     1,800,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 3,250,000 shares received as a result of a 2-for-1 stock split.
(2) Includes 500,000 shares received as a result of a 2-for-1 stock split.
(3) Includes 400,000 shares received as a result of a 2-for-1 stock split.
(4) Includes 600,000 shares received as a result of a 2-for-1 stock split.
(5) Includes 250,000 shares received as a result of a 2-for-1 stock split.

--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1999

SECURITY                                       VALUE
--------                                   ------------
Chancellor Media .....................     $253,431,250
MediaOne Group .......................      252,875,000
Electronics for Imaging ..............      246,979,687
Synopsys .............................      183,394,531
CheckPoint Software Technologies
  (Israel) ...........................      181,141,516

SECURITY                                       VALUE
--------                                   ------------
Microsoft ............................     $180,250,000
CBS ..................................      173,750,000
Lattice Semiconductor ................      138,166,000
Clear Channel Communications .........      137,875,000
KLA-Tencor ...........................      136,171,875
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                     SHARES         VALUE
                                   -----------  --------------
COMMON STOCKS  93.7%
COMMUNICATIONS
   INFRASTRUCTURE  6.5%
ADC Telecommunications*               279,400    $ 12,721,431
Aspect Telecommunications*          1,480,400      14,341,375
Cisco Systems*                      1,000,000      64,406,250
Comverse Technology*                  500,000      37,718,750
DSP Communications*                 1,000,000      28,875,000
ECI Telecom* (Israel)               1,000,000      33,031,250
Gilat Satellite Networks*^          1,100,000      57,818,750
Harris                                700,000      27,431,250
Nokia (Finland)                       500,000      45,781,250
Oak Industries*                       600,000      26,212,500
Orckit Communications*                500,000      12,406,250
Tekelec*                            1,600,000      19,550,000
Tellabs*                            1,000,000      67,593,750
                                                -------------
                                                  447,887,806
                                                -------------
COMMUNICATIONS
   SERVICES  4.5%
American Tower Systems              1,500,000      36,000,000
AT&T--Liberty Media Group
   (Class A)*                       2,000,000      73,500,000
Galileo International               1,741,700      93,072,094
ICG Communications*                 1,000,000      21,281,250
MCI WorldCom                          300,000      25,809,375
Pacific Gateway Exchange*^          1,400,000      40,687,500
RSL Communications (Class A)*       1,250,000      24,140,625
                                                -------------
                                                  314,490,844
                                                -------------
COMPUTER AND
   BUSINESS SERVICES  3.9%
Amdocs*                             1,200,000      27,300,000
CSG Systems International*            257,900       6,761,816
EchoStar Communications               400,000      61,387,500
Mastech*                            1,250,200      23,206,838
Metamor Worldwide*                  1,000,000      24,000,000
Metzler Group*                      1,200,000      33,112,500
Modis Professional Services*        2,000,000      27,500,000
SunGard Data Systems*               1,000,000      34,500,000
Unisys*                               800,000      31,150,000
                                                -------------
                                                  268,918,654
                                                -------------
COMPUTER HARDWARE/
  PERIPHERALS  13.1%
Adaptec*                            3,000,000     105,843,750
American Power Conversion*          6,500,000     130,609,375
Apex PC Solutions*^                 1,995,000      40,835,156
Comdisco                            3,000,000      76,875,000
Creative Technology^

   (Singapore)                      8,000,000     106,750,000
Electronics for Imaging*^           4,825,000     246,979,687
Ingram Micro (Class A)*             1,000,000      25,750,000
Lexmark International Group
   (Class A)*                         500,000      33,031,250
Pitney Bowes                          600,000      38,550,000
Seagate Technology*                 1,500,000      38,437,500

                                     SHARES         VALUE
                                   -----------  --------------
COMPUTER HARDWARE/
   PERIPHERALS (CONTINUED)
Storage Technology*                   725,000    $ 16,493,750
Sun Microsystems*                     400,000      27,562,500
Tech Data*                            500,000      19,109,375
                                                -------------
                                                  906,827,343
                                                -------------
COMPUTER SOFTWARE  20.1%
3DO*^                               2,420,800      11,120,550
Acclaim Entertainment*^             3,500,000      22,257,812
Acclaim Entertainment*
  (Warrants)                            2,736           7,182
Activision*^                        1,400,000      20,343,750
Autodesk^                           4,000,000     118,375,000
BMC Software*                       1,700,000      91,746,875
Check Point Software
  Technologies*^ (Israel)           3,379,900     181,141,516
Citrix Systems*                       500,000      28,171,875
Compuware*                          2,300,000      73,096,875
Electronic Arts*                    2,100,000     113,662,500
Entrust Technologies                  500,000       16,640,625
HNC Software*                         900,000      27,703,125
Mentor Graphics*^                   3,000,000      38,343,750
Microsoft*                          2,000,000     180,250,000
New Era of Networks*                  500,000      21,953,125
Parametric Technology*              6,000,000      83,437,500
Peregrine Systems*                    600,000      15,393,750
Structural Dynamics
  Research*^                        3,200,000      58,800,000
Symantec*                           2,200,000      56,168,750
Synopsys*                           3,325,000     183,394,531
Tecnomatix
  Technologies*^ (Israel)             800,000      13,975,000
Visio*                              1,000,000      38,031,250
                                                -------------
                                                1,394,015,341
                                                -------------
CONTRACT MANUFACTURING/
   CIRCUIT BOARDS  4.2%
DII Group*                            983,300      36,566,469
Hadco*0                             1,100,000      43,725,000
Sanmina*                              573,900      43,544,663
SCI Systems*                        2,000,000      95,000,000
SMART Modular
  Technologies*^                    4,200,000      72,712,500
                                                -------------
                                                  291,548,632
                                                -------------
ELECTRONICS CAPITAL
   EQUIPMENT  12.8%
Applied Materials*                  1,200,000      88,612,500
ASM Lithography*
   (Netherlands)                    1,200,000      71,062,500
Asyst Technologies*^                  900,000      26,915,625
Asyst Technologies*^#                 100,000       2,542,031
Cognex*^                            2,250,000      70,945,313
Credence Systems*^                  1,800,000      66,375,000
Electro Scientific Industries*^       950,000      39,692,188
KLA-Tencor*                         2,100,000     136,171,875
------------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                     SHARES         VALUE
                                   -----------  --------------
ELECTRONICS CAPITAL
   EQUIPMENT (CONTINUED)
Lam Research*                       1,200,000    $ 55,987,500
Novellus Systems*                   1,300,000      88,684,375
Orbotech*^ (Israel)                 1,340,000      69,093,750
Teradyne*                           1,800,000     129,150,000
Veeco Instruments*^                 1,200,000      40,912,500
                                               --------------
                                                  886,145,157
                                               --------------
INTERNET/ON-LINE  2.3%
Beyond.com                            800,000      22,875,000
Goto.com*                             100,000       2,787,500
iVillage*#                            555,555      23,743,914
Juno Online*#                         779,899      15,164,176
Mail.com*#                          2,135,713      32,089,080
Mail.com                              400,000       7,512,500
PSINet*                               696,000      30,406,500
Rx.com*#                            1,428,572       5,000,002
Softnet Systems*                      250,000       6,960,938
Software.com*                          74,000       1,718,187
Stamps.com*                           200,000       3,512,500
Stamps.com*#                          182,150       2,559,208
ZDNet*                               200,000        5,200,000
                                               --------------
                                                  159,529,505
                                               --------------
MEDIA  17.6%
Adelphia Communications
  (Class A)*                          800,000      51,275,000
Cablevision Systems
  (Class A)*                          800,000      56,000,000
CBS*                                4,000,000     173,750,000
Chancellor Media*                   4,600,000     253,431,250
Clear Channel
  Communications*                   2,000,000     137,875,000
Fox Entertainment
  Group (Class A)*                  1,427,000      38,439,813
Infinity Broadcasting
  (Class A)*                        2,000,000      59,500,000
MediaOne Group*                     3,400,000     252,875,000
Outdoor Systems*                    1,500,000      54,750,000
Sinclair Broadcast Group
  (Class A)*                        2,000,000      32,625,000
USA Networks*                      1,615,200       64,759,425
Ziff-Davis*                         2,300,000      35,506,250
Ziff-Davis*#                          500,000       6,175,000
                                               --------------
                                                1,216,961,738
                                               --------------
SEMICONDUCTORS  8.7%
Altera*                               750,000       27,585,937
Amkor Technology*^                  9,000,000      91,968,750
C-Cube Microsystems*^               3,050,000      96,551,563
Dallas Semiconductor                  900,000      45,450,000
Lattice Semiconductor*^             2,224,000     138,166,000
Linear Technology                     600,000      40,387,500


                                   SHARES OR
                                   PRINCIPAL
                                     SHARES         VALUE
                                   -----------  --------------
SEMICONDUCTORS (CONTINUED)
Maxim Integrated Products*         700,000 shs.  $ 46,550,000
Microchip Technology*            2,000,000         94,625,000
Xilinx*                            400,000         22,912,500
                                               --------------
                                                  604,197,250
                                               --------------
TOTAL COMMON STOCKS
  (Cost $5,282,429,552)                         6,490,522,270
                                               --------------
CONVERTIBLE
   BONDS  0.2%
COMPUTER HARDWARE/
   PERIPHERALS
Candescent Technologies,

  7%, DUE 5/1/2003             $ 3,000,000          2,295,000
                                               --------------
COMPUTER
   SOFTWARE  0.2%
Activision,
  6.75%, due 1/1/2005+          10,000,000          9,550,000
                                               --------------
TOTAL CONVERTIBLE
   BONDS
   (Cost $13,003,150)                              11,845,000
                                               --------------
CONVERTIBLE PREFERRED
   STOCKS  1.0%
COMMUNICATIONS
   INFRASTRUCTURE  0.1%
FreeGate (Series D)*#              333,333 shs.       999,999
UniSite (Class C)*#                 10,796          4,999,951
                                               --------------
                                                    5,999,950
                                               --------------
COMPUTER HARDWARE/
   PERIPHERALS  0.2%
Applied Science Fiction
  (Series D)*#                     387,595          8,996,080
Cobalt Networks (Series C)*#       405,405          1,499,999
Mobility Electronics
  (Series C)*#                     166,666           1,000,000
                                                --------------
                                                    11,496,079
                                                --------------
COMPUTER SOFTWARE  0.2%
Bluestone Software
  (Series C)*#                     533,088          1,449,999
CrossWorlds Software
  (Series D)*#                     800,000          1,600,000
SynQuest (Series G)*#              724,638          4,500,002
Verisity (Series D)*#              543,072          3,999,997
                                               --------------
                                                   11,549,998
                                               --------------
INTERNET/ON-LINE  0.4%
APB Multimedia (Series B)*#        126,582            999,998
eMusic (Series B)*#                 10,000         16,600,000
Interwoven (Series E)*#            706,714          4,000,001
------------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                     SHARES         VALUE
                                   -----------  --------------
INTERNET/ON-LINE (CONTINUED)
net.Genesis (Series F)*#              602,409     $ 1,999,998
ReleaseNow.com (Series E)*#           500,000       2,000,000
WorldRes (Series D)*#                 413,223       2,499,999
XTRA On-Line (Series C)*#             304,878       1,999,999
                                               --------------
                                                   30,099,995
                                               --------------
MEDIA
ThirdAge Media (Series D)*#           285,714         999,999
                                               --------------
SEMICONDUCTORS  0.1%
Centillium Technology
   (Series C)*#                       400,000       2,000,000
Transmeta (Series E)*#                500,000       3,000,000
                                               --------------
                                                    5,000,000
                                               --------------
TOTAL CONVERTIBLE
   PREFERRED STOCKS
   (Cost $47,949,926)                              65,146,021
                                               --------------


                                                    VALUE
                                                --------------
SHORT-TERM
   HOLDINGS  3.5%
   (Cost $244,000,000)                           $ 244,000,000
                                                --------------
TOTAL
   INVESTMENTS  98.4%
   (Cost $5,587,382,628)                         6,811,513,291
OTHER ASSETS
   LESS LIABILITIES  1.6%                          105,743,641
                                                --------------
NET ASSETS  100.0%                              $6,917,256,932
                                                ==============

-----------------
* Non-income producing security.
+ Rule 144A security.
# Restricted security.
0 Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
Investments, at value:
  Stocks and convertible issues* (cost $5,343,382,628) ........................     $6,567,513,291
  Short-term holdings (cost $244,000,000) .....................................        244,000,000         $6,811,513,291
                                                                                    --------------
Cash .............................................................................................              2,206,822
Receivable for securities sold ...................................................................            156,562,730
Receivable for Capital Stock sold ................................................................             17,761,920
Expenses prepaid to shareholder service agent ....................................................              1,457,348
Receivable for interest and dividends ............................................................                421,618
Other ............................................................................................                 63,596
                                                                                                           --------------
TOTAL ASSETS                                                                                                6,989,987,325
                                                                                                           --------------
LIABILITIES:
Payable for securities purchased .................................................................             41,291,618
Payable for Capital Stock repurchased ............................................................             20,294,152
Accrued expenses and other .......................................................................             11,144,623
                                                                                                           --------------
TOTAL LIABILITIES ................................................................................             72,730,393
                                                                                                           --------------
NET ASSETS .......................................................................................         $6,917,256,932
                                                                                                           ==============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 Par value; 1,000,000,000 shares authorized;
  200,027,066 shares outstanding):

  Class A ........................................................................................           $ 12,110,552
  Class B ........................................................................................              3,810,644
  Class C ........................................................................................                 14,873
  Class D ........................................................................................              4,066,638
Additional paid-in capital .......................................................................          4,346,820,981
Accumulated net investment loss ..................................................................            (42,755,928)
Undistributed net realized gain ..................................................................          1,369,058,509
Net unrealized appreciation of investments .......................................................          1,224,130,663
                                                                                                           --------------
NET ASSETS .......................................................................................         $6,917,256,932
                                                                                                           ==============
NET ASSET VALUE PER SHARE:
CLASS A ($4,304,076,939 / 121,105,522 shares) ....................................................                 $35.54
                                                                                                                   ======
CLASS B ($1,262,346,114 / 38,106,439 shares) .....................................................                 $33.13
                                                                                                                   ======
CLASS C ($4,923,030 / 148,731 shares) ............................................................                 $33.10
                                                                                                                   ------
CLASS D ($1,345,910,849 / 40,666,374 shares) .....................................................                 $33.10
                                                                                                                   ======


----------------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $1,594,023,391 and a value of $1,717,028,691.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
Dividends* (net of foreign taxes withheld of $99,561) ..........................       $ 6,706,993
Interest .......................................................................         2,824,425
                                                                                    --------------
TOTAL INVESTMENT INCOME ...........................................................................         $ 9,531,418

EXPENSES:
Management fee .................................................................        26,598,855
Distribution and service fees ..................................................        16,185,447
Shareholder account services ...................................................         7,469,922
Custody and related services ...................................................           690,823
Shareholder reports and communications .........................................           583,462
Registration ...................................................................           367,781
Auditing and legal fees ........................................................            94,940
Directors' fees and expenses ...................................................            58,216
Miscellaneous ..................................................................           120,258
                                                                                    --------------
TOTAL EXPENSES ....................................................................................          52,169,704
                                                                                                          -------------
NET INVESTMENT LOSS ...............................................................................         (42,638,286)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments* ..............................................     1,062,486,939
Net change in unrealized appreciation of investments ...........................       (80,583,789)
                                                                                    --------------
NET GAIN ON INVESTMENTS ...........................................................................         981,903,150
                                                                                                          -------------
INCREASE IN NET ASSETS FROM OPERATIONS ............................................................        $939,264,864
                                                                                                          =============


-------------------
* Include dividends and net realized gain from affiliated issuers of $4,497,100 and $14,502,165, respectively.

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                   SIX MONTHS ENDED        YEAR ENDED
                                                                                    JUNE 30, 1999      DECEMBER 31, 1998
                                                                                   ----------------    -----------------
OPERATIONS:
Net investment loss ............................................................     $ (42,638,286)       $ (70,537,766)
Net realized gain on investments ...............................................     1,062,486,939          530,305,943
Net change in unrealized appreciation of investments ...........................       (80,583,789)       1,092,454,836
                                                                                   ---------------      ---------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................       939,264,864        1,552,223,013
                                                                                   ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .....................................................................                --          (43,896,582)
   Class B .....................................................................                --          (12,119,376)
   Class D .....................................................................                --          (14,706,286)
                                                                                   ---------------      ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................                --          (70,722,244)
                                                                                   ---------------      ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..............................................       535,029,202        1,203,949,867
Exchanged from associated Funds ................................................     3,131,564,857        4,033,069,921
Shares issued in payment of gain distributions .................................                --           66,281,783
                                                                                   ---------------      ---------------
Total ..........................................................................     3,666,594,059        5,303,301,571
                                                                                   ---------------      ---------------
Cost of shares repurchased .....................................................      (730,392,281)      (1,116,126,736)
Exchanged into associated Funds ................................................    (3,110,147,513)      (4,074,928,693)
                                                                                   ---------------      ---------------
Total ..........................................................................    (3,840,539,794)      (5,191,055,429)
                                                                                   ---------------      ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ..................................................      (173,945,735)         112,246,142
                                                                                   ---------------      ---------------
INCREASE IN NET ASSETS .........................................................       765,319,129        1,593,746,911

NET ASSETS:
Beginning of period ............................................................     6,151,937,803        4,558,190,892
                                                                                   ---------------      ---------------
END OF PERIOD (including accumulated net investment loss of
   $42,755,928 and $117,642, respectively) .....................................    $6,917,256,932       $6,151,937,803
                                                                                   ===============      ===============


--------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Communications and Information Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1999, amounted to $3,704,436,859 and $4,171,793,937, respectively.

   At June 30, 1999, the cost of investments for federal income tax purposes was $5,366,890,206, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,526,033,412 and $325,410,327, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1999, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all

NOTES TO FINANCIAL STATEMENTS

personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets, and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.87% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $588,138 from sales of Class A shares. Commissions of $4,743,060 and $43,021 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1999, fees incurred under the Plan aggregated $4,807,372, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $5,375,747, $1,341, and $6,000,987, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1999, such charges amounted to $238,658.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 1999, amounted to $210,458.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1999, Seligman Services, Inc. received commissions of $111,920 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $527,734, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $7,366,922 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $122,508 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit

NOTES TO FINANCIAL STATEMENTS

facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks.

   During the six-month period ended June 30, 1999, the Fund periodically borrowed from the credit facility. The average outstanding daily balance of the bank loans (based on the number of days the loans were outstanding) was $18,188,889, with a weighted interest rate of 5.21%. The maximum borrowing during the period was $30,500,000.

7. LITIGATION -- The Fund, certain of its current and former directors, and the Manager were named in a lawsuit filed in the United States District Court for the Northern District of Maryland on February 5, 1999. The complaint makes various allegations and claims relating to the February 1996 special meeting of the Fund's shareholders at which an increase in the management fee rate payable to the Manager by the Fund was approved. The directors were dismissed from the lawsuit in March 1999. On May 26, 1999, the District Court granted the remaining defendants' motion to dismiss the entire complaint. The plaintiff has appealed the case to the US Court of Appeals. The Fund and the Manager continue to believe the claims to be without merit and intend to continue to defend the action vigorously.

8. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                CLASS A                                             CLASS B
                           --------------------------------------------------   ---------------------------------------------------
                              SIX MONTHS ENDED             YEAR ENDED              SIX MONTHS ENDED             YEAR ENDED
                                JUNE 30, 1999           DECEMBER 31, 1998            JUNE 30, 1999           DECEMBER 31, 1998
                           ----------------------   -------------------------   ------------------------   ------------------------
                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES      AMOUNT          SHARES      AMOUNT
                           ---------  -----------   ----------  -------------   ---------  -------------   ----------  ------------
Net proceeds from sales
  of shares               9,933,939  $ 309,179,807   25,111,674  $ 621,592,114   4,862,954  $141,150,887   16,415,913  $386,088,334
Exchanged from
  associated Funds       69,570,375  2,167,653,696  114,681,500  2,841,379,108   1,786,016    51,986,872    2,120,230    49,133,796
Shares issued in payment
  of gain distributions          --             --    1,582,669     41,174,599          --            --      465,356    11,341,088
                         ----------  -------------  -----------  -------------   ---------  ------------  -----------  ------------
Total                    79,504,314  2,476,833,503  141,375,843  3,504,145,821   6,648,970   193,137,759   19,001,499   446,563,218
                         ----------  -------------  -----------  -------------   ---------  ------------  -----------  ------------
Cost of shares
  repurchased           (15,576,808)  (484,939,773) (33,032,174)  (817,466,916) (3,114,553)  (90,515,935)  (3,508,482)  (81,912,096)
Exchanged into
  associated Funds      (69,431,956)(2,169,987,834)(115,379,614)(2,870,772,283) (1,363,163)  (39,476,805)  (2,592,803)  (58,649,491)
                         ----------  -------------  -----------  -------------   ---------  ------------  -----------  ------------
Total                   (85,008,764)(2,654,927,607)(148,411,788)(3,688,239,199) (4,477,716) (129,992,740)  (6,101,285) (140,561,587)
                         ----------  -------------  -----------  -------------   ---------  ------------  -----------  ------------
Increase (Decrease) in
  Shares                 (5,504,450) $(178,094,104)  (7,035,945) $(184,093,378)  2,171,254  $ 63,145,019   12,900,214  $306,001,631
                         ==========  =============  ===========  =============   =========  ============  ===========  ============



                                                 CLASS C                                CLASS D
                                          --------------------------   ------------------------------------------------------
                                                  MAY 27, 1999*            SIX MONTHS ENDED               YEAR ENDED
                                                TO JUNE 30, 1999             JUNE 30, 1999            DECEMBER 31, 1998
                                          --------------------------   -----------------------   ----------------------------
                                             SHARES        AMOUNT       SHARES       AMOUNT         SHARES         AMOUNT
                                          ------------  ------------   ---------  ------------   ------------  --------------
            Net proceeds from sales
             of shares                      148,633     $4,673,281     2,772,913 $   80,025,227   8,380,790   $   196,269,419
            Exchanged from associated
             Funds                              107          3,361    31,297,021    911,920,928  48,857,178     1,142,557,017
            Shares issued in payment
             of gain distributions               --             --            --             --     565,338        13,766,096
                                          ---------   ------------   -----------  -------------  -----------  ---------------
            Total                           148,740      4,676,642    34,069,934    991,946,155   57,803,306    1,352,592,532
                                          ---------   ------------   -----------  -------------  -----------  ---------------
            Cost of shares repurchased           (9)          (275)   (5,339,678)  (154,936,298)  (9,348,809)    (216,747,724)
            Exchanged into associated
             Funds                               --             --   (30,826,161)  (900,682,874) (48,834,512)  (1,145,506,919)
                                          ---------   ------------   -----------  -------------  -----------  ---------------
            Total                                (9)          (275)  (36,165,839)(1,055,619,172  (58,183,321)  (1,362,254,643)
                                          ---------   ------------   -----------  -------------  -----------  ---------------
            Increase (Decrease) in Shares   148,731     $4,676,367    (2,095,905)$  (63,673,017)    (380,015) $    (9,662,111)
                                          =========   ============   ===========  =============  ===========  ===============

* Commencement of offering of shares.

NOTES TO FINANCIAL STATEMENTS

9. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. The Fund's transactions in the securities of these issuers during the six months ended June 30, 1999, is as follows:

                                               GROSS           GROSS                    REALIZED
                                BEGINNING    PURCHASES       SALES AND      ENDING        GAIN         DIVIDEND         ENDING
AFFILIATE                        SHARES    AND ADDITIONS    REDUCTIONS      SHARES       (LOSS)         INCOME           VALUE
------------                  -----------  -------------    ----------    ----------     --------     ----------      -----------

3DO .......................... 2,600,000           --         179,200      2,420,800    $ (596,318)                $   11,120,550
Acclaim Entertainment ........ 3,100,000      400,000              --      3,500,000                                   22,257,812
Activision ................... 1,100,000      300,000              --      1,400,000                                   20,343,750
Amkor Technology ............. 8,170,000      830,000              --      9,000,000                                   91,968,750
Apex PC Solutions ............ 1,350,000      665,000          20,000      1,995,000       319,166                     40,835,156
Asyst Technologies ...........   757,600      242,400              --      1,000,000                                   29,457,656
Autodesk ..................... 3,235,000      765,000              --      4,000,000                  $  434,100      118,375,000
C-Cube Microsystems .......... 2,600,000      650,000         200,000      3,050,000     2,090,936                     96,551,563
Check Point Software
  Technologies ............... 3,100,000      400,000         120,100      3,379,900     3,598,796                    181,141,516
Cognex ....................... 2,200,000      300,000         250,000      2,250,000     1,656,183                     70,945,313
Creative Technology .......... 8,126,000           --         126,000      8,000,000       (87,249)    4,063,000      106,750,000
Credence Systems ............. 1,800,000           --              --      1,800,000                                   66,375,000
Electro Scientific Industries. 1,000,000       40,000          90,000        950,000     2,208,145                     39,692,188
Electronics for Imaging ...... 5,030,000      125,000         330,000      4,825,000     1,041,136                    246,979,687
Gilat Satellite Networks .....       --     1,100,000              --      1,100,000                                   57,818,750
Hadco ........................   850,000      250,000              --      1,100,000                                   43,725,000
Lattice Semiconductor ........ 2,050,000      300,000         126,000      2,224,000     4,026,664                    138,166,000
Mentor Graphics ..............        --    3,000,000              --      3,000,000                                   38,343,750
Orbotech ..................... 1,360,000           --          20,000      1,340,000       120,973                     69,093,750
Pacific Gateway Exchange ..... 1,120,100      379,900         100,000      1,400,000       123,733                     40,687,500
SMART Modular
  Technologies ............... 3,600,000      600,000              --      4,200,000                                   72,712,500
Structural Dynamics Research . 3,020,000      180,000              --      3,200,000                                   58,800,000
Tecnomatix Technologies ......   725,000       75,000              --        800,000                                   13,975,000
Veeco Instruments ............        --    1,200,000              --      1,200,000                                   40,912,500
                                                                                      ------------    ----------   --------------
TOTAL ........................                                                         $14,502,165    $4,497,100   $1,717,028,691
                                                                                      ============    ==========   ==============

10. RESTRICTED SECURITIES -- At June 30, 1999, the Fund owned 19 private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 1999, are as follows:

INVESTMENTS                              ACQUISITION DATES          COST                   VALUE
-----------                            ---------------------   --------------        ---------------
Common Stocks:
 Asyst Technologies                           5/25/99            $  1,800,000         $    2,542,031
 iVillage                                    11/30/98               4,749,998             23,743,914
 Juno Online                                  2/26/99               5,000,000             15,164,176
 Mail.com                                 8/4/98 & 3/10/99          7,299,994             32,089,080
 Rx.com*                                 5/24/99 & 6/17/99          5,000,002              5,000,002
 Stamps.com                                   2/23/99               1,000,004              2,559,208
 Ziff-Davis                                   3/12/99               7,562,500              6,175,000
                                                               --------------        ---------------
                                                                   32,412,498             87,273,411
                                                               --------------        ---------------
Convertible Preferred Stocks:
 APB Multimedia (Series B)*                   6/10/99                 999,998                999,998
 Applied Science Fiction (Series D)*          3/29/99               2,999,985              8,996,080
 Bluestone Software (Series C)*               5/25/99               1,449,999              1,449,999
 Centillium Technology Corp. (Series C)*      4/30/99               2,000,000              2,000,000
 Cobalt Networks (Series C)*                   5/3/99               1,499,999              1,499,999
 CrossWorlds Software (Series D)*            12/23/97               4,000,000              1,600,000
 eMusic (Series B)                            3/23/99               3,000,000             16,600,000
 FreeGate (Series D)*                         6/30/98                 999,999                999,999
 Interwoven (Series E)*                       6/11/99               4,000,001              4,000,001
 Mobility Electronics (Series C)*              5/4/99               1,000,000              1,000,000
 net.Genesis (Series F)*                      6/10/99               1,999,998              1,999,998
 ReleaseNow.com (Series E)*                   5/24/99               2,000,000              2,000,000
 SynQuest (Series G)*                          3/3/99               4,500,002              4,500,002
 ThirdAge Media (Series D)*                   6/30/99                 999,999                999,999
 Transmeta (Series E)*                         7/1/98               3,000,000              3,000,000
 UniSite (Class C)*                          12/19/97               4,999,951              4,999,951
 Verisity (Series D)*                          3/1/99               3,999,997              3,999,997
 WorldRes (Series D)*                         3/18/99               2,499,999              2,499,999
 XTRA On-Line (Series C)*                     7/16/98               1,999,999              1,999,999
                                                               --------------        ---------------
                                                                   47,949,926             65,146,021
                                                               --------------        ---------------
                                                                  $80,362,424           $152,419,432
                                                               ==============        ===============

-------------------
* Private placement investments.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                      CLASS A
                                                   ---------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED                         YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                       6/30/99       1998         1997         1996         1995        1994
                                                   --------------  --------     --------     --------     --------     -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............     $30.73        $23.25       $23.51       $21.99       $16.64       $13.43
                                                   ---------     ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................      (0.17)        (0.28)       (0.33)       (0.26)       (0.33)       (0.19)
Net realized and unrealized gain
  on investments ................................       4.98          8.11         6.01         2.84         7.59         4.86
                                                   ---------     ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS ................       4.81          7.83         5.68         2.58         7.26         4.67
                                                   ---------     ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ....         --         (0.35)       (5.94)       (1.06)       (1.91)       (1.46)
                                                   ---------     ---------    ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS .............................         --         (0.35)       (5.94)       (1.06)       (1.91)       (1.46)
                                                   ---------     ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD ..................     $35.54        $30.73       $23.25       $23.51       $21.99       $16.64
                                                   =========     =========    =========    =========    =========    =========
TOTAL RETURN: ...................................      15.65%        33.92%       22.95%       11.94%       43.39%       35.30%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted) ........  $4,304,077   $3,890,596   $3,107,481   $2,414,672   $1,940,693      $307,542
Ratio of expenses to average net assets .........       1.43%+       1.44%        1.53%        1.68%        1.61%         1.65%
Ratio of net income (loss) to average net assets.     (1.12)%+     (1.13)%      (1.21)%      (1.16)%      (1.31)%       (1.27)%
Portfolio turnover rate .........................      60.78%      126.70%      164.57%      121.32%       65.77%       104.08%


------------------
See footnotes on page 20.

FINANCIAL HIGHLIGHTS

                                                                             CLASS B                       CLASS C
                                                   ---------------------------------------------------   ----------
                                                      SIX MONTHS                              4/22/96*     5/27/99*
                                                        ENDED      YEAR ENDED DECEMBER 31,       TO           TO
                                                                 -------------------------
                                                       6/30/99       1998         1997       12/31/96      6/30/99
                                                   --------------  ---------   -----------  ----------   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                   $28.75       $21.94       $22.62       $21.51       $29.39
                                                    ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.27)       (0.44)       (0.50)       (0.28)       (0.04)
Net realized and unrealized gain
  on investments                                         4.65         7.60         5.76         2.45         3.75
                                                    ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                         4.38         7.16         5.26         2.17         3.71
                                                    ---------    ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain               --        (0.35)       (5.94)       (1.06)         .--
                                                    ---------    ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS                                        --        (0.35)       (5.94)       (1.06)         .--
                                                    ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                         $33.13       $28.75       $21.94       $22.62       $33.10
                                                    =========    =========    =========    =========    =========
TOTAL RETURN:                                           15.24%       32.89%       21.96%       10.30%       12.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)            $1,262,346   $1,033,105     $505,342     $120,848       $4,923
Ratio of expenses to average net assets                  2.18%+       2.19%        2.28%        2.44%+       2.35%+
Ratio of net income (loss) to average net assets       (1.87)%+     (1.88)%      (1.96)%      (1.96)%+     (2.22)%+
Portfolio turnover rate                                 60.78%      126.70%      164.57%      121.32%++     60.78%**



                                                                                       CLASS D
                                                   ------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED                         YEAR ENDED DECEMBER 31,
                                                   --------------  -------------------------------------------------------------
                                                       6/30/99       1998         1997         1996         1995         1994
                                                   --------------  --------     --------     --------     --------     ---------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD .............     $28.72       $21.91       $22.61       $21.35       $16.31       $13.32
                                                    ---------    ---------    ---------    ---------    ---------     --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................      (0.27)       (0.44)       (0.50)       (0.40)       (0.50)       (0.33)
Net realized and unrealized gain
  on investments .................................       4.65         7.60         5.74         2.72         7.45         4.78
                                                    ---------    ---------    ---------    ---------    ---------     --------
TOTAL FROM INVESTMENT OPERATIONS .................       4.38         7.16         5.24         2.32         6.95         4.45
                                                    ---------    ---------    ---------    ---------    ---------     --------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain .....         --        (0.35)       (5.94)       (1.06)       (1.91)       (1.46)
                                                    ---------    ---------    ---------    ---------    ---------     --------
TOTAL DISTRIBUTIONS ..............................         --        (0.35)       (5.94)       (1.06)       (1.91)       (1.46)
                                                    ---------    ---------    ---------    ---------    ---------     --------
NET ASSET VALUE, END OF PERIOD ...................     $33.10       $28.72       $21.91       $22.61       $21.35       $16.31
                                                    =========    =========    =========    =========    =========     ========

TOTAL RETURN: ....................................      15.25%       32.94%       21.86%       11.07%       42.37%       33.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .........   $1,345,911   $1,228,237    $945,368     $737,979     $609,332      $96,100
Ratio of expenses to average net assets ..........        2.18%+       2.19%       2.28%        2.43%        2.37%        2.50%
Ratio of net income (loss) to average net assets .      (1.87)%+     (1.88)%     (1.96)%      (1.91)%      (2.07)%      (2.20)%
Portfolio turnover rate ..........................       60.78%      126.70%     164.57%      121.32%       65.77%      104.08%


 + Annualized.
++ For the year ended December 31, 1996.
*  Commencement of offering of shares.
** For the six months ended June 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------
JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman &Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee
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                                       22

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

PAUL H. WICK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated Telephone Access Service
--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

               THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
              SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING
             PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN
            COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS
                 INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT
                FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.



                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017




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